UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2018

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Spectrum Center Drive, 21st Floor Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

120 Vantis, Suite 350

Aliso Viejo, California 92656

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.405 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(1) of the Exchange Act.  ☐

Item 2.02.Results of Operations and Financial Condition.

On November 5, 2018,  Sunstone Hotel Investors, Inc. (the “Company”) issued a press release regarding its financial results for the third quarter ended September 30, 2018. The press release referred to a supplemental information package that is available on the Company’s website, free of charge, at www.sunstonehotels.com. A copy of the press release and the supplemental information package are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 5, 2018.
99.2	Supplemental information package for the third quarter ended September 30, 2018.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: November 5, 2018	By:	/s/ Bryan A. Giglia
Bryan A. Giglia (Principal Financial Officer and Duly Authorized Officer)

3